COLUMBIA FUNDS SERIES TRUST

Columbia Global Value Fund

Columbia Marsico Global Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

(Each a “Fund” and together the “Funds”)

Supplement dated August 31, 2009 to the

Statement of Additional Information dated July 1, 2009

Effective immediately, the first paragraph in the section entitled “INVESTMENT ADVISORY AND OTHER SERVICES—The Sub-Advisor(s) and Investment Sub-Advisory Services—Sub-Advisory Rates and Fees Paid” is revised and replaced in its entirety as follows:

Effective January 1, 2008, the Advisor pays Marsico, as full compensation for services provided and expenses assumed, a sub-advisory fee for Marsico International Opportunities Fund and Multi-Advisor International Equity Fund, computed daily and payable monthly, at the annual rates listed below as a percentage of the aggregate average daily net assets of Columbia international equity funds or portions thereof sub-advised by Marsico (“International Funds”)*:

•	0.45% on aggregate assets of the International Funds up to $6 billion
•	0.40% on aggregate assets of the International Funds between $6 billion and $10 billion
•	0.35% on aggregate assets of the International Funds above $10 billion

The Advisor pays Marsico, as full compensation for services provided and expenses assumed, a sub-advisory fee for Marsico Global Fund, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets of the Marsico Global Fund:

•	0.45% on average daily net assets of the Marsico Global Fund up to $1.5 billion
•	0.40% on average daily net assets of the Marsico Global Fund between $1.5 billion and $3 billion
•	0.35% on average daily net assets of the Marsico Global Fund above $3 billion

* For purposes of this fee calculation, the assets sub-advised by Marsico in the following Columbia Funds will be aggregated: (i) Marsico International Opportunities Fund; (ii) Multi-Advisor International Equity Fund; (iii) Marsico International Opportunities Fund, Variable Series, a series of Columbia Funds Variable Insurance Trust I; and (iv) any future Columbia international equity fund sub-advised by Marsico as the Advisor and Marsico mutually agree in writing.

Shareholders should retain this Supplement for future reference.

INT-50/23304-0809